UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	ECO2 Plastics Inc.		Case No.	09-33702 DM
	A Delaware Corporation
			CHAPTER 11
			MONTHLY OPERATING REPORT
			(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	Feb-10	PETITION DATE:	11/24/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets		$674,044	$448,548
	b. Total Assets		$1,874,444	$1,684,692	$1,719,576
	c. Current Liabilities		$591,620	$215,284
	d. Total Liabilities		$15,918,891	$15,542,554	$15,327,270	As Amended
3.	Statement of Cash Receipts & Disbursements for Month		Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$352,296	$195,685	$749,888
	b. Total Disbursements		$176,801	$169,199	$491,855
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		$175,496	$26,486	$258,033
	d. Cash Balance Beginning of Month		$88,215	$61,729	$5,678
	e. Cash Balance End of Month (c + d)		$263,711	$88,215	$263,711
			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		$(153,467)	$(76,073)	$(427,891)
5.	Account Receivables (Pre and Post Petition)		$177,755	$177,755
6.	Post-Petition Liabilities		$591,620	$215,284
7.	Past Due Post-Petition Account Payables (over 30 days)		$0	$0
At the end of this reporting month:				Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal			x
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of				x
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?			x
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,				x
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability? (market value)			x
13.	Are a plan and disclosure statement on file?				x
14.	Was there any post-petition borrowing during this reporting period?			x
15.	Check if paid: Post-petition taxes		; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition
	tax reporting and tax returns: .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:
			Responsible Individual
Line 8. Norris Industries (NI), Landlord, obtained authority to set off deposit against pre-petition claim.

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	02/28/10
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
$0		$0	2	less: Sales Returns & Allowances		$0
$0	$0	$0	3	Net Sales		$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')		$0
$0	$0	$0	5	Gross Profit		$0	$0
		$0	6	Interest		$0
		$0	7	Other Income:
		$0	8
		$0	9
$0	$0	$0	10	Total Revenues		$0	$0
				Expenses:
$25,385	$25,385	$(0)	11	Compensation to Owner(s)/Officer(s)		$92,654	$29,192
$34,884	$34,884	$(0)	12	Salaries		$128,754	$24,194
$922	$910	$(12)	13	Payroll Processing Fee		$2,484	$800
		$0	14
$1,499	$1,500	$1	15	Rent/Lease: Personal Property		$6,308	$1,500
$8,600	$8,600	$0	16	Real Property		$60,184	$8,600
$10,828	$10,912	$84	17	Insurance		$41,522	$10,912
		$0	18	Management Fees
		$0	19	Depreciation
$4,603	$4,821	$219	20	Taxes: Employer Payroll Taxes		$14,364	$4,164
		$0	21	Real Property Taxes
		$0	22	Other Taxes
$4,415	$11,000	$6,585	23	Moving Expense		$5,483	$6,600
		$0	24	Other Administrative (Cafeteria)		$761	$500
	$21,897	$21,897	25	Interest			$14,280
$1,866	$2,000	$134	26	Other Expenses:	General	$6,704	$2,000
$1,735	$1,500	$(235)	27	Utilities		$5,205	$1,500
$765	$765	$0	28	Telephone		$2,280	$765
	$18,750	$18,750	29	Cool Clean Settlement			$37,500
$2,500	$2,500	$0	30	Employee Expenses		$8,500	$2,500
$324	$1,000	$676	31	Fees for Initial SEC 8k Filing		$1,529	$1,000
$1,408	$11,000	$9,592	32	Patent Expenses		$10,333	$6,800
$135		$(135)	33	Transfer Agent Stock Listing charges		$717
	$32,943	$32,943	34	Prepetition Employee Expenses			$43,924
$99,870	$190,367	$90,498	35	Total Expenses		$387,782	$196,732
$(99,870)	$(190,367)	$90,498	36	Subtotal		$(387,782)	$(196,732)
$(54,350)	$(50,000)	$4,350	37	Reorganization Items: Professional Fees		$(225,591)	$(60,000)
		$0	38	Provisions for Rejected Executory Contracts		$0
$7		$7	39	Interest Earned on Accumulated Cash from		$7
				Resulting Chp 11 Case		0
$745		$745	40	Gain or (Loss) from Sale of Equipment		$186,451
		$0	41	U.S. Trustee Quarterly Fees		$(975)
		$0	42
$(53,598)	$(50,000)	$(3,598)	43	Total Reorganization Items		$(40,109)	$(60,000)
$(153,467)	$(240,367)	$86,900	44	Net Profit (Loss) Before Federal & State Taxes		$(427,891)	$(256,732)
		$0	45	Federal & State Income Taxes
$(153,467)	$(240,367)	$86,900	46	Net Profit (Loss)		$(427,891)	$(256,732)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Exhibit A - Statement of Operations - Explanation of Variances +/- 10%

Line 23. Some moving expenses postponed until next month.
Line 25. Waiting for approval from court.
Line 29. Awaiting approval on March 12 Hearing
Line 32. Postponed until March
Line 34. Waiting for approval from court.

BALANCE SHEET
(General Business Case)
For the Month Ended				02/28/10
	Assets
				From Schedules	Market Value
	Current Assets
1		Cash and cash equivalents - unrestricted			$263,711
2		Cash and cash equivalents - restricted
3		Accounts receivable (net)		A	$177,755
4		Inventory		B	$0
5		Prepaid expenses
6		Professional retainers			$132,578
7		Other:	Honeywell License		$100,000
8
9		Total Current Assets			$674,044
	Property and Equipment (Market Value)
10		Real property		C	$0
11		Machinery and equipment		D	$1,190,000
12		Furniture and fixtures		D
13		Office equipment		D	$10,000
14		Leasehold improvements		D	$0
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D
21		Total Property and Equipment			$1,200,000
	Other Assets
22		Loans to shareholders
23		Loans to affiliates
24		Security Deposit to Norris Industry (Landlord)			$0
25		Utility Deposit to NI			$400
26
27
28		Total Other Assets			$400
29		Total Assets			$1,874,444
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
		prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$6,963
31	Payroll taxes		$529
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$8,536
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$225,591
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	DIP Financing		$350,000
43
44	Total Current Liabilities		$591,620
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$591,620
	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$12,403,473
48	Priority unsecured claims	F	$242,761
49	General unsecured claims	F	$2,681,036
50	Total Pre-Petition Liabilities		$15,327,270
51	Total Liabilities		$15,918,891
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(102,042,060)
53	Capital Stock		$1,039,564
54	Additional paid-in capital		$117,000,652
55	Cumulative profit/(loss) since filing of case		$(427,891)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$(29,614,712)
59	Total Equity (Deficit)		$(14,044,447)
60	Total Liabilities and Equity (Deficit)		$1,874,444

			$0

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days					$8,536
31-60 Days					$0
61-90 Days					$0	$0
91+ Days				$177,755	$0
Total accounts receivable/payable				$177,755	$8,536
Allowance for doubtful accounts
Accounts receivable (net)				$177,755
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month		0
				Add -
Retail/Restaurants -				Net purchase		$0
Product for resale				Direct labor		$0
				Manufacturing overhead		$0
Distribution -				Freight in		$0
Products for resale				Other:		$0

Manufacturer -
Raw Materials
Work-in-progress				Less -
Finished goods				Inventory End of Month		$0
				Shrinkage		$0
Other - Explain				Personal Use		$0

				Cost of Goods Sold		$0
TOTAL			$0

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	No	x
How often do you take a complete physical inventory?				Valuation methods -
				FIFO cost
Weekly				LIFO cost
Monthly	x			Lower of cost or market
Quarterly				Retail method
Semi-annually				Other
Annually				Explain
Date of last physical inventory was			2/28/2010 0:00

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Plastic Plant		$1,190,000
Assets for Sale

Total	$0	$1,190,000
Furniture & Fixtures -

Total	$0	$0
Office Equipment -
		$10,000

Total	$0	$10,000
Leasehold Improvements -

Total	$0	$0
Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$12,403,473	$12,403,473
Priority claims other than taxes			$84,276	$36,750
Priority tax claims			$206,011	$206,011
General unsecured claims			$2,633,510	$2,681,036	As amended
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo	Wells Fargo	Petty Cash
Account Type	Checking	Savings
Account No.	xxx-xxx-1215	xxx-xxx-2116
Account Purpose	operations
Balance, End of Month	$37,732	$225,685	$294
Total Funds on Hand for all Accounts	$263,711
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
	For the Month Ended	02/28/10
			Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$0	$0
2	Cash Received from Sales
3	Interest Received		$7	$7
4	Borrowings		$0	$0
5	Funds from Shareholders, Partners, or Other Insiders		$350,000	$350,000
6	Capital Contributions		$0	$0
7	Sales of Assets			$389,050
8	Sales of Assets Scrap		$2,290	$10,693
9	Refund (Honeywell)			$4
10	Refund (Cafeteria Plan)			$135
11
12	Total Cash Receipts		$352,296	$749,888
	Cash Disbursements
13	Payments for Inventory		$0	0
14	Selling		$0	$0
15	Administrative / Legal		$56,464	$121,591
16	Capital Expenditures		$0	$0
17	Principal Payments on Debt		$0	$0
18	Utilities		$4,208	$4,208
	Rent/Lease:		$0	$0
19	Personal Property		$5,212	$8,514
20	Real Property		$12,900	$60,184
	Amount Paid to Owner(s)/Officer(s)		$0	$0
21	Salaries		$23,128	$82,821
22	Draws		$0	$0
23	Commissions/Royalties		$0	$0
24	Expense Reimbursements		$2,811	$5,427
25	Other Employee Expense Reimbursements		$1,214	$3,747
26	Salaries/Commissions (less employee withholding)		$28,906	$103,320
27	Management Fees		$0	$0
	Taxes:		$0	$0
28	Employee Withholding		$13,251	$38,760
29	Employer Payroll Taxes		$5,067	$14,901
30	Real Property Taxes		$0	$0
31	Other Taxes		$0	$0
32	Other Cash Outflows:		$0	$0
33	Liability / Life Insurance / Workers Comp		$13,254	$26,891
34	Health Benefits		$6,546	$11,754
35	Payroll Processing		$922	$2,940
36	Misc Supplies		$2,861	$6,287
37	Bank Charges		$56	$512
38	Total Cash Disbursements:		$176,801	$491,856
39	Net Increase (Decrease) in Cash		$175,496	$258,033
40	Cash Balance, Beginning of Period		$88,215	$5,678
41	Cash Balance, End of Period		$263,711	$263,711